Exhibit 99.1

      Eclipsys Releases Financial Results for the Quarter Ended
                             June 30, 2004

    BOCA RATON, Fla.--(BUSINESS WIRE)--July 28, 2004--Eclipsys
Corporation(R) (Nasdaq:ECLP), The Outcomes Company(R), today released results for the quarter ended June 30, 2004.
    The following table summarizes selected financial data:

----------------------------------------------------------------------
             In millions, except per share and DSO data
----------------------------------------------------------------------

                               Three months ended June 30,
                          -------------------------------------
                          2004     2003     Change $    Change %
----------------------------------------------------------------------
Revenues                 $73.6    $63.4      $10.2       16.1%
----------------------------------------------------------------------
Net loss                 (10.0)   (11.0)       1.0        9.1%
----------------------------------------------------------------------
Loss per share          $(0.21)  $(0.24)     $0.03       12.5%
----------------------------------------------------------------------

----------------------------------------------------------------------
Operating cash flows      (3.4)    (1.7)      (1.7)      -100%
----------------------------------------------------------------------
Purchase of fixed assets   2.8      4.0       (1.2)     -30.0%
----------------------------------------------------------------------
Capitalized software
 development costs         3.9      4.9       (1.0)     -20.4%
----------------------------------------------------------------------

----------------------------------------------------------------------
Cash & marketable
 securities              125.5    170.7      (45.2)     -26.5%
----------------------------------------------------------------------
Days sales outstanding      66       68         (2)      -2.9%
----------------------------------------------------------------------
Deferred revenue         101.4     87.3       14.1       16.2%
----------------------------------------------------------------------


                                Three months ended March 31,
                                -----------------------------
                                2004     Change $    Change %
----------------------------------------------------------------------
Revenues                       $68.4      $5.2        7.6%
----------------------------------------------------------------------
Net loss                       (13.1)      3.1       23.7%
----------------------------------------------------------------------
Loss per share                $(0.28)    $0.07       25.0%
----------------------------------------------------------------------

----------------------------------------------------------------------
Operating cash flows            (9.5)      6.1       64.2%
----------------------------------------------------------------------
Purchase of fixed assets         4.0      (1.2)     -30.0%
----------------------------------------------------------------------
Capitalized software
 development costs               4.6       0.7       15.2%
----------------------------------------------------------------------

----------------------------------------------------------------------
Cash & marketable securities   134.2      (8.7)      -6.5%
----------------------------------------------------------------------
Days sales outstanding            65         1        1.5%
----------------------------------------------------------------------
Deferred revenue                98.4       3.0        3.0%
----------------------------------------------------------------------


                                  Six months ended June 30,
                            -------------------------------------
                            2004      2003      Change $    Change %
----------------------------------------------------------------------
Revenues                   $142.0    $120.2      $21.8       18.1%
----------------------------------------------------------------------
Net loss                    (23.0)    (24.0)       1.0        4.2%
----------------------------------------------------------------------
Loss per share             $(0.50)   $(0.53)       .03        5.7%
----------------------------------------------------------------------

----------------------------------------------------------------------
Operating cash flows        (13.0)     (.56)     (12.4)   -2214.3%
----------------------------------------------------------------------
Purchase of fixed assets      6.8       6.7        0.1        1.5%
----------------------------------------------------------------------
Capitalized software
 development costs            8.5       7.6        0.9       11.8%
----------------------------------------------------------------------

    Second quarter results

    Second quarter 2004 revenues were $73.6 million compared to revenues of $63.4 million in Q2'03 and revenues of $68.4 million in Q1'04. Net loss for the quarter was $(10.0) million, compared to a net loss of $(11.0) million in the same period a year ago and a net loss of $(13.1) million in Q1'04. Basic and diluted net loss per share was $(0.21), compared to $(0.24) in Q2'03 and $(0.28) in Q1'04.
    Operating cash flows were $(3.4) million, compared to $(1.7) million in Q2'03 and $(9.5) million in Q1'04. Cash, cash equivalents and marketable securities were $125.5 million as of June 30, 2004, down from $170.7 million as of June 30, 2003 and down sequentially from $134.2 million as of March 31, 2004. Days sales outstanding
(DSOs) were 66 as of June 30, 2004, a decrease of 2 days from June 30, 2003, and an increase of 1 day from the preceding quarter. Deferred revenue (including current and long-term) was $101.4 million as of June 30, 2004, compared to $87.3 million as of June 30, 2003. Deferred revenue increased sequentially by $3.0 million from $98.4 million as of March 31, 2004.
    "Overall, we are pleased with the progress we continue to make in executing our business strategy," said Paul L. Ruflin, Eclipsys president and CEO. "The recent launch of the latest release of our award-winning clinical product, Sunrise Clinical Manager 3.5 XA, and our activity and recent successes in the marketplace provide a strong foundation for a successful 2004."

    Investor teleconference July 28

    Eclipsys senior executives will discuss the results during an investor community teleconference scheduled for 8:30 a.m. Eastern time Wednesday, July 28. Persons interested in participating in the teleconference should call (888) 428-4479 within 15 minutes before the conference is slated to begin. For listen-only mode, participants can go to www.eclipsys.com about 15 minutes prior to the conference call to register and to download the necessary audio software. An audio replay will be available for approximately 48 hours beginning 11:30 a.m. Eastern time July 28 by visiting http://www.eclipsys.com.

    About Eclipsys

    Eclipsys is a leading provider of advanced clinical, financial and management information software and service solutions to more than 1,500 healthcare facilities. Eclipsys empowers healthcare organizations to improve patient safety, revenue cycle management and operational efficiency through innovative information solutions. For more information, see http://www.eclipsys.com or e-mail info@eclipsys.com.

    Statements in this news release concerning future results, performance or expectations are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All forward-looking statements included in this document are based upon information available to Eclipsys as of the date hereof and Eclipsys assumes no obligation to update any such forward-looking statements. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks include several risks in connection with our SunriseXA strategy, including the uncertainty of the time and costs required to implement the strategy, the potential that our strategy could change, the potential that we may encounter technical difficulties in implementing our strategy, and the potential that the changes to our products may affect customer demand. Other risks include potential financial constraints and other factors faced by the healthcare industry, changing customer requirements and other risks described in the filings of Eclipsys with the Securities and Exchange Commission, including its quarterly report on Form 10-Q for the quarter ended March 31, 2004. Eclipsys, Eclipsys Corporation and The Outcomes Company are registered trademarks of Eclipsys Corporation. Sunrise and XA are trademarks of Eclipsys Technologies Corporation. Other product and company names in this news release are trademarks or registered trademarks of their respective companies.


                       Eclipsys Corporation
         Consolidated Statements of Operations - Unaudited
                         (000's Omitted)

----------------------------------------------------------------------
                                  Three Months Ended
                                  June 30, June 30,
                                 --------------------
                                  2004      2003    Change $  Change %
                                 -------------------------------------
    Revenues:
      Systems and services       $68,597   $58,381   $10,216    17%
      Hardware                     5,046     5,005        41     1%
                                 -------   -------   -------
        Total revenues            73,643    63,386    10,257    16%
                                 -------   -------   -------

    Costs and expenses:
      Cost of systems and
       services revenues          41,796    33,900     7,896    23%
      Cost of hardware revenues    4,337     4,163       174     4%
      Sales and marketing         15,458    17,719    (2,261)  -13%
      Research and development    14,536    13,535     1,001     7%
      General and administrative   4,407     3,420       987    29%
      Depreciation and
       amortization                3,295     2,500       795    32%
                                 -------   -------   -------
        Total costs and
         expenses                 83,829    75,237     8,592    11%
                                 -------   -------   -------

    Loss from operations         (10,186)  (11,851)    1,665    14%
    Interest income, net             225       831      (606)  -73%
                                 -------   -------   -------
    Loss before income taxes      (9,961)  (11,020)    1,059    10%


    Provision for income taxes         -         -         -
                                 -------   -------   -------
    Net loss                     $(9,961) $(11,020)   $1,059    10%
                                 =======   =======   =======

    Loss per share:
    Basic loss per share         $(0.21)    $(0.24)    $0.03    13%
                                 =======   =======   =======
    Diluted loss per share       $(0.21)    $(0.24)    $0.03    13%
                                 =======   =======   =======


    Weighted average shares outstanding:
    Basic                         46,573    45,289
                                 =======   =======
    Diluted                       46,573    45,289
                                 =======   =======


                                     Three Months Ended
                                          March 31,
                                  ----------------------------
                                  2004     Change $   Change %
                                  ----------------------------
    Revenues:
      Systems and services       $61,807    $6,790      11%
      Hardware                     6,577    (1,531)    -23%
                                 -------    ------
        Total revenues            68,384     5,259       8%
                                 -------    ------

    Costs and expenses:
      Cost of systems and
       services revenues          39,857     1,939       5%
      Cost of hardware revenues    5,634    (1,297)    -23%
      Sales and marketing         15,252       206       1%
      Research and development    14,911      (375)     -3%
      General and administrative   3,167     1,240      39%
      Depreciation and
       amortization                3,080       215       7%
                                 -------    ------
        Total costs and expenses  81,901     1,928       2%
                                 -------    ------

    Loss from operations         (13,517)    3,331      25%
    Interest income, net             454      (229)    -50%
                                 -------    ------
    Loss before income taxes     (13,063)    3,102      24%
                                 -------    ------

    Provision for income taxes         -         -
                                 -------    ------
    Net loss                    $(13,063)   $3,102      24%
                                 =======    ======

    Loss per share:
    Basic loss per share          $(0.28)    $0.07      25%
                                 =======    ======
    Diluted loss per share        $(0.28)    $0.07      25%
                                 =======    ======


    Weighted average shares outstanding:
    Basic                         46,115
                                 =======
    Diluted                       46,115
                                 =======


                        Eclipsys Corporation
          Consolidated Statements of Operations - Unaudited
                          (000's Omitted)

----------------------------------------------------------------------
                                Six Months Ended
                               June 30,  June 30,
                              --------------------
                                2004      2003     Change $   Change %
                              ----------------------------------------
    Revenues:
      Systems and services    $130,404  $112,078   $18,326      16%
      Hardware                  11,623     8,144     3,479      43%
                              --------  --------   -------
        Total revenues         142,027   120,222    21,805      18%
                              --------  --------   -------

    Costs and expenses:
      Cost of systems and
       services revenues        81,651    66,704    14,947      22%
      Cost of hardware revenues  9,971     6,847     3,124      46%
      Sales and marketing       30,710    34,274    (3,564)    -10%
      Research and development  29,446    26,519     2,927      11%
      General and
       administrative            7,575     6,784       791      12%
      Depreciation and
       amortization              6,376     4,869     1,507      31%
                              --------  --------   -------
        Total costs and
         expenses              165,729   145,997    19,732      14%
                              --------  --------   -------

    Loss from operations       (23,702)  (25,775)    2,073       8%
    Interest income, net           679     1,731    (1,052)    -61%
                              --------  --------   -------
    Loss before income taxes   (23,023)  (24,044)    1,021       4%

    Provision for income taxes       -         -         -
                              --------  --------   -------
    Net loss                  $(23,023) $(24,044)   $1,021       4%
                              ========  ========   =======

    Loss per share:
    Basic loss per share        $(0.50)   $(0.53)    $0.03       6%
                              ========  ========   =======
    Diluted loss per share      $(0.50)   $(0.53)    $0.03       6%
                              ========  ========   =======


    Weighted average shares outstanding:
    Basic                       46,228    45,179
                              ========  ========
    Diluted                     46,228    45,179
                              ========  ========


                        Eclipsys Corporation
              Consolidated Balance Sheets - Unaudited
                         (000's Omitted)

                                           June 30,     December 31,
                                             2004           2003
                                         ------------   ------------
                        Assets
    Current assets:

      Cash and cash equivalents             $84,656       $151,683
      Marketable securities                  40,818              -
      Accounts receivable, net               54,009         54,903
      Inventory                               1,712            530
      Other current assets                   11,854         14,993
                                         ------------   ------------
        Total current assets                193,049        222,109

    Property and equipment, net              32,949         32,304
    Capitalized software development
     costs, net                              29,951         25,260
    Goodwill and intangible assets            5,193            454
    Other assets                             16,060         15,656
                                         ------------   ------------
        Total assets                       $277,202       $295,783
                                         ============   ============

      Liabilities and Stockholders' Equity
    Current liabilities:
      Deferred revenue                      $92,620        $91,782
      Accrued compensation costs             15,681         17,189
      Other current liabilities              32,583         33,584
                                         ------------   ------------
        Total current liabilities           140,884        142,555

    Deferred revenue                          8,821          9,390
    Other long-term liabilities                 147            684

    Stockholders' equity:
      Common stock                              467            460
      Additional paid-in-capital            418,756        411,634
      Unearned stock compensation              (683)          (795)
      Accumulated deficit                  (290,803)      (267,778)
      Accumulated other comprehensive loss     (387)          (367)
                                         ------------   ------------
        Total stockholders' equity          127,350        143,154

                                         ------------   ------------
    Total liabilities and
     stockholders' equity                  $277,202       $295,783
                                         ============   ============


    CONTACT: Eclipsys Corporation, Boca Raton
             Judy Barnett (media), 561-322-4351
             judy.barnett@eclipsys.com
             or
             Robert J. Colletti, CFO (investors), 561-322-4650 investor.relations@eclipsys.com